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                                                                    Exhibit 10.6
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                          FORM OF EMPLOYMENT AGREEMENT


This is an agreement by and between SPECIALTY PRODUCTS & INSULATION CO., a Pennsylvania corporation ("Employer") and RONALD L. KING, an adult individual (the "Employee").

Background

Employer is currently a wholly-owned subsidiary of Irex Corporation ("Irex"). Irex plans to distribute the stock of Employer to the shareholders of Irex. Immediately thereafter, Employer plans to complete an offering of its securities to the public. In contemplation of these transactions, Employer desires to employ the Employee and the Employee desires to accept such employment on the terms set forth herein.

WITNESSETH:

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and intending to be legally bound, the parties hereby agree as follows:

     1.  Effective Date.  This agreement shall be effective on the date that
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Irex distributes the stock of Employer to the shareholders of Irex.  If such distribution does not occur by December 31, 1998, this agreement will have no effect.

     2.  Employment and Term.  The Employer hereby employs the Employee, and the
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Employee hereby agrees to work for the Employer, on the terms and conditions hereinafter set forth, for the period ("Employment Period") commencing on the effective date hereof and ending at the close of business on that date three years after the effective date subject to earlier termination as hereinafter provided. In the event that the Employee should continue to work for the Employer following the expiration of the Employment Period, he shall have the status of an employee at will, unless and until such time as he and the Employer shall enter into a new written agreement.

     3.  Duties.  The Employee shall be employed as the President of Employer.
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During the Employment Period, the Employee shall devote his full time, energy, and skill to the business and affairs of the Employer and to the promotion of the interests thereof.

     4.  Other Activities.  During the Employment Period, the Employee shall not
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directly or indirectly engage in any other activities, duties, or services of a business, professional, or commercial nature. This paragraph shall not be construed to prevent Employee from personally, and for his own account, investing in stocks, bonds, securities, real estate, or other forms of passive investment for his own benefit, or from providing uncompensated service in connection with such an investment, through, for example, participation in a condominium association.
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     5.  Compensation.  As compensation for his services hereunder during the
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Employment Period, the Employer will pay to the Employee a salary (the "Base
Salary") at the rate of $216,000.00 per annum, payable in equal semi-monthly
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installments during each calendar month, together with any increase thereto determined from time to time by the Board of Directors through application of Employer's regular salary administration program. The Employer will also provide the Employee with such regular incentive and benefit packages applicable to employees of the Employer in senior management positions; provided, however, that the Employer shall have the discretion to amend or terminate any program or package or make distinctions between employees of similar job classifications.

     6.  Incentive Target.  Employee will participate in SPI's regular incentive
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program and shall have an incentive target of 40% of base salary per annum, or such higher target percentage as the Board of Directors may determine.

         7.   Termination of the Employment Period.
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                    A.  The Employment Period shall terminate upon the earliest of the following dates:

                              (i) The date three years after the effective date.

                              (ii)   The date of death of the Employee;

                              (iii) The date which shall be ninety (90) days after the commencement and continuation of a disability of the Employee (as hereinafter defined);

                              (iv) The date on which the Employer terminates the Employee's employment for cause (as hereinafter defined);

                         The Employee's right to Base Salary, incentive and
              benefits shall terminate as of the date of termination of the Employment Period, except as required by operation of law; provided, however, the Employee will retain all of his rights in benefits which have accrued, vested, or been purchased prior to such date of termination.

                    B. As used in this Paragraph, "cause" means any of the following:

                             (i)   Serious and willful misconduct by the
                    Employee in the course of or connected with his employment by the Employer; or
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                             (ii)   Rendition of any services by the Employee to
                    any competitor of the Employer, whether as an employee, independent contractor, proprietor or otherwise; or

                             (iii) Use of the name of the Employee by or in any business which is a competitor of the Employer; or

                             (iv) Conviction of the Employee for any criminal offense higher than the degree of misdemeanor.

                    C. As used in this Paragraph, "disability" means as mental or physical illness of condition rendering the Employee incapable of performing his normal duties with the Employer.

     8.   Covenant Not to Compete.  The Employee covenants and agrees that for a
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period of three years from the effective date,  he will not, directly or indirectly (whether as principal, agent, proprietor, sales person, employee, consultant, independent contractor, officer, director, investor, or otherwise), participate in the ownership, management, operation, or control of, or have any interest of any nature whatsoever in any organization, corporation, firm, or other business which is engaged in or which proposes to engage in any business which is in competition with the business now or hereafter operated and conducted by the Employer in any geographic area where Employer has regularly serviced customers during the Employment Period. Without limiting the foregoing, the Employee agrees that he will not, for a period of three years from the effective date, directly or indirectly, divert or take away or attempt to divert or take away, by soliciting, supplying, serving, advising, or otherwise, any customer or business entity with which the Employer did business during the Employment Period. It will not be a violation of this provision for Employee to own shares in a widely traded public company which competes with Employer if the investment is entirely passive and the number of shares held is sufficiently small that Employee cannot exercise any influence or control over the management of the public company.

     9.   Covenant Not to Divulge Confidential Information.  The Employee
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recognizes and acknowledges that he will, during the course of his employment by the Employer, have access to certain proprietary material and confidential business information concerning the business and operations of the Employer which are valuable property of a confidential nature and which belong to the Employer, which is not public knowledge. The Employee covenants and agrees that he will not during the Employment Period or at any time thereafter disclose to any person, except in the regular course of business of the Employer, or use in competition with the Employer any such proprietary material or confidential business information.
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     10.  Effect of Termination of the Employment Period.  Termination of the
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Employment Period shall not in any way relieve Employee of his obligations under
Paragraphs 8 or 9 above.

     11.  Specific Performance.  The Employee acknowledges and agrees that the
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Employer will suffer substantial and irreparable damage, not readily ascertainable or compensable in monetary terms, in the event of any breach of any provision of Paragraphs 8 or 9 above. The Employee therefore agrees that, in the event of any such breach, the Employer shall be entitled, without limitation of any other rights or remedies otherwise available to it, to obtain an injunction or other form of equitable relief from any court of competent jurisdiction. In the event that any provision of this Agreement is determined by any court to be unreasonably broad or otherwise unenforceable, it shall be modified to the extent necessary to render it reasonable and enforceable.

     12.  Parties in Interest.  This agreement shall be binding upon and shall
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inure to the benefit of the Employer and the Employee and their heirs, personal representatives, successors, and assigns.

     13.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the Commonwealth of Pennsylvania.

     14.  Entire Agreement.  This Agreement constitutes the entire agreement
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between the parties and supersedes any and all prior agreements, arrangements, and understandings, oral or written, relating to the subject matter hereof. This Agreement may be modified or amended only by written instrument signed by both Employer and the Employee.

     15.  Enforcement.  Should it become necessary to enforce any provision of
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this Agreement through an attorney, the prevailing party shall be entitled to a reasonable attorney's fee.

     IN WITNESS WHEREOF, this Agreement is executed the day and year first above written.

                                 SPECIALTY PRODUCTS & INSULATION CO.

                                                         By:

Witness:

                                 -----------------------------------
                                        Ronald L. King


Witness: